Press Release

Contact
Kathy Ta
Vice President, Investor Relations
(408) 601-5697

MAXIM INTEGRATED REPORTS RESULTS FOR THE SECOND QUARTER OF FISCAL 2020

•Revenue: $551 million

•	Gross Margin: 65.4% GAAP (66.0% excluding special items)

•	EPS: $0.53 GAAP ($0.56 excluding special items)

•	Fiscal third quarter revenue outlook: $555 to $595 million

SAN JOSE, CA – January 28, 2020 – Maxim Integrated Products, Inc. (NASDAQ:MXIM) reported net revenue of $551 million for its second quarter of fiscal 2020 ended December 28, 2019, a 3% increase from the $533 million revenue recorded in the prior quarter, and a 4% decrease from the same quarter of last year.

“Our December quarter results met our expectations, while also maintaining lean inventory levels,” said Tunc Doluca, President and Chief Executive Officer. “Looking forward to the March quarter, we expect a return to revenue growth for the company from the same quarter last year, driven by growth in Communications and Data Center, Industrial and Automotive markets.”

Fiscal Year 2020 Second Quarter Results
Based on Generally Accepted Accounting Principles (GAAP), diluted earnings per share in the December quarter was $0.53. The results were affected by $5 million in pre-tax special items which primarily consisted of charges related to acquisitions. GAAP earnings per share, excluding special items was $0.56. An analysis of GAAP versus GAAP excluding special items is provided in this press release.

Cash Flow Items
At the end of the second quarter of fiscal 2020, total cash, cash equivalents and short-term investments were $1.8 billion, down $10 million from the prior quarter.
Notable items included:

•	Cash flow from operations: $237 million

•	Capital expenditures: $14 million

•	Dividends paid: $130 million ($0.48 per share)

•	Stock repurchases: $108 million
Trailing twelve months free cash flow was $737 million. Free cash flow is a non-GAAP measure and is defined by cash flow from operations less capital expenditures.

Business Outlook
The Company’s 90-day backlog at the beginning of the March 2020 quarter was $456 million. Based on the beginning backlog and expected turns, our results for the March 2020 quarter are forecasted to be as follows:

•	Revenue: $555 to $595 million

•	Gross Margin: 65% to 67% GAAP (65.5% to 67.5% excluding special items)

•	EPS: $0.56 to $0.64 GAAP ($0.57 to $0.65 excluding special items)

Maxim Integrated’s business outlook does not include the potential impact of any special items related to restructuring activity, acquisitions, or other business combinations that may be completed during the quarter.

Dividend
A cash dividend of $0.48 per share will be paid on March 13, 2020, to stockholders of record on February 27, 2020.

Conference Call
Maxim Integrated has scheduled a conference call on January 28 at 2:00 p.m. Pacific Time to discuss its financial results for the second quarter of fiscal 2020 and its business outlook. An audio webcast of this call can be accessed at the Company’s website at investor.maximintegrated.com.

A presentation summarizing financial information to be discussed on the conference call is posted at investor.maximintegrated.com.

CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	Three Months Ended
	December 28, 2019	September 28, 2019	December 29, 2018
	(in thousands, except per share data)
Net revenues	$551,070	$533,040	$576,906
Cost of goods sold	190,546	189,717	203,858
Gross margin	360,524	343,323	373,048
Operating expenses:
Research and development	111,914	108,989	110,303
Selling, general and administrative	76,071	76,115	77,853
Intangible asset amortization	756	756	756
Impairment of long-lived assets	—	—	753
Severance and restructuring expenses	2,728	1,434	1,179
Other operating expenses (income), net	(1)	25	—
Total operating expenses (income), net	191,468	187,319	190,844
Operating income (loss)	169,056	156,004	182,204
Interest and other income (expense), net	(17)	1,829	472
Income (loss) before provision for income taxes	169,039	157,833	182,676
Income tax provision (benefit)	22,989	17,677	50,784
Net income (loss)	$146,050	$140,156	$131,892
Earnings (loss) per share:
Basic	$0.54	$0.52	$0.48
Diluted	$0.53	$0.51	$0.47
Shares used in the calculation of earnings (loss) per share:
Basic	270,330	271,388	276,252
Diluted	273,269	274,436	280,008

Dividends paid per share	$0.48	$0.48	$0.46

SCHEDULE OF SPECIAL ITEMS
(Unaudited)
	Three Months Ended
	December 28, 2019	September 28, 2019	December 29, 2018
	(in thousands)
Cost of goods sold:
Intangible asset amortization	$3,111	$3,111	$6,868
Total	$3,111	$3,111	$6,868
Operating expenses:
Intangible asset amortization	$756	$756	$756
Impairment of long-lived assets	—	—	753
Severance and restructuring	2,728	1,434	1,179
Other operating expenses (income), net	(1)	25	—
Total	$3,483	$2,215	$2,688
Interest and other expense (income), net	$(1,230)	$(207)	$(351)
Total	$(1,230)	$(207)	$(351)
Income tax provision (benefit):
Impact of U.S. tax legislation (1)	$—	$—	$22,082
Total	$—	$—	$22,082

(1) Includes effect of U.S. tax legislation enacted on December 22, 2017.

CONSOLIDATED BALANCE SHEETS
(Unaudited)
	December 28, 2019	September 28, 2019	December 29, 2018
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$1,720,194	$1,695,191	$1,406,740
Short-term investments	63,006	98,176	553,901
Total cash, cash equivalents and short-term investments	1,783,200	1,793,367	1,960,641
Accounts receivable, net	348,342	370,316	391,419
Inventories	223,958	235,959	278,925
Other current assets	23,797	24,982	26,933
Total current assets	2,379,297	2,424,624	2,657,918
Property, plant and equipment, net	571,359	574,097	571,983
Intangible assets, net	48,509	52,376	67,161
Goodwill	532,251	532,251	532,251
Other assets	95,413	97,439	59,614
TOTAL ASSETS	$3,626,829	$3,680,787	$3,888,927

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$89,449	$81,794	$99,577
Price adjustment and other revenue reserves	105,237	90,206	130,601
Income taxes payable	38,307	31,704	39,507
Accrued salary and related expenses	94,739	96,168	102,427
Accrued expenses	32,739	42,644	34,368
Total current liabilities	360,471	342,516	406,480
Long-term debt	993,303	992,944	991,866
Income taxes payable	433,743	446,138	673,051
Other liabilities	112,803	117,903	62,116
Total liabilities	1,900,320	1,899,501	2,133,513

Stockholders' equity:
Common stock and capital in excess of par value	270	271	279
Retained earnings	1,737,528	1,793,012	1,766,471
Accumulated other comprehensive loss	(11,289)	(11,997)	(11,336)
Total stockholders' equity	1,726,509	1,781,286	1,755,414
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$3,626,829	$3,680,787	$3,888,927

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
	Three Months Ended
	December 28, 2019	September 28, 2019	December 29, 2018
	(in thousands)
Cash flows from operating activities:
Net income (loss)	$146,050	$140,156	$131,892
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Stock-based compensation	24,067	24,671	21,656
Depreciation and amortization	24,087	23,921	26,803
Deferred taxes	(2,684)	453	(5,174)
Loss (gain) from disposal of property, plant and equipment	113	376	2,275
Other adjustments	5,934	27	753
Changes in assets and liabilities:
Accounts receivable	37,005	(20,584)	43,402
Inventories	12,005	10,578	(3,505)
Other assets	(3,377)	(52,443)	6,038
Accounts payable	3,602	1,242	7,664
Income taxes payable	(5,792)	(25,341)	(482)
Accrued salary and related expenses	(1,429)	(22,536)	(375)
Other liabilities	(2,116)	60,750	(6,697)
Net cash provided by (used in) operating activities	237,465	141,270	224,250
Cash flows from investing activities:
Purchase of property, plant and equipment	(13,670)	(20,631)	(12,597)
Proceeds from sales of property, plant and equipment	128	43	1
Proceeds from sale of available-for-sale securities	—	—	18,815
Proceeds from maturity of available-for-sale securities	35,146	42,921	416,720
Purchases of available-for-sale securities	—	—	(23,707)
Purchases of private company investments	(516)	—	(156)
Proceeds from private company investments	—	516	—
Other investing activities	(33)	(35)	—
Net cash provided by (used in) investing activities	21,055	22,814	399,076
Cash flows from financing activities:
Repayment of debt	—	—	(500,000)
Contingent consideration paid	(8,000)	—	—
Net issuance of restricted stock units	(7,623)	(9,943)	(5,916)
Proceeds from stock options exercised	1,338	7,482	7,235
Issuance of common stock under employee stock purchase program	18,535	—	17,689
Repurchase of common stock	(107,957)	(93,552)	(207,558)
Dividends paid	(129,810)	(130,222)	(126,808)
Net cash provided by (used in) financing activities	(233,517)	(226,235)	(815,358)
Net increase (decrease) in cash and cash equivalents	25,003	(62,151)	(192,032)
Cash and cash equivalents:
Beginning of period	$1,695,191	$1,757,342	$1,598,772
End of period	$1,720,194	$1,695,191	$1,406,740
Total cash, cash equivalents, and short-term investments	$1,783,200	$1,793,367	$1,960,641

ANALYSIS OF GAAP VERSUS GAAP EXCLUDING SPECIAL ITEMS DISCLOSURES
(Unaudited)
	Three Months Ended
	December 28, 2019	September 28, 2019	December 29, 2018
	(in thousands, except per share data)
Reconciliation of GAAP gross profit to GAAP gross profit excluding special items:
GAAP gross profit	$360,524	$343,323	$373,048
GAAP gross profit %	65.4%	64.4%	64.7%
Special items:
Intangible asset amortization	3,111	3,111	6,868
Total special items	3,111	3,111	6,868
GAAP gross profit excluding special items	$363,635	$346,434	$379,916
GAAP gross profit % excluding special items	66.0%	65.0%	65.9%
Reconciliation of GAAP operating expenses to GAAP operating expenses excluding special items:
GAAP operating expenses	$191,468	$187,319	$190,844
Special items:
Intangible asset amortization	756	756	756
Impairment of long-lived assets	—	—	753
Severance and restructuring	2,728	1,434	1,179
Other operating expenses (income), net	(1)	25	—
Total special items	3,483	2,215	2,688
GAAP operating expenses excluding special items	$187,985	$185,104	$188,156
Reconciliation of GAAP net income (loss) to GAAP net income excluding special items:
GAAP net income (loss)	$146,050	$140,156	$131,892
Special items:
Intangible asset amortization	3,867	3,867	7,624
Impairment of long-lived assets	—	—	753
Severance and restructuring	2,728	1,434	1,179
Other operating expenses (income), net	(1)	25	—
Interest and other expense (income), net	(1,230)	(207)	(351)
Total pre-tax special items	5,364	5,119	9,205
Other income tax effects and adjustments (1)	317	(3,506)	3,758
Impact of U.S. tax legislation (2)	—	—	22,082
GAAP net income excluding special items	$151,731	$141,769	$166,937

GAAP net income per share excluding special items:
Basic	$0.56	$0.52	$0.60
Diluted	$0.56	$0.52	$0.60
Shares used in the calculation of earnings per share excluding special items:
Basic	270,330	271,388	276,252
Diluted	273,269	274,436	280,008

(1) Includes tax effect of pre-tax special items and miscellaneous tax adjustments.
(2) Includes effect of U.S. tax legislation enacted on December 22, 2017.

Non-GAAP Measures
To supplement the consolidated financial results prepared under GAAP, Maxim Integrated uses non-GAAP measures which are adjusted from the most directly comparable GAAP results to exclude special items related to intangible asset amortization; severance and restructuring; other operating expenses (income), net; interest and other expense (income), net; and other income tax effects and adjustments. We defined free cash flow as net cash provided from operations less gross capital expenditures. Management uses these non-GAAP measures internally to make strategic decisions, forecast future results and evaluate Maxim Integrated’s current performance. Many analysts covering Maxim Integrated use the non-GAAP measures as well. Given management’s use of these non-GAAP measures, Maxim Integrated believes these measures are important to investors in understanding Maxim Integrated’s current and future operating results as seen through the eyes of management. In addition, management believes these non-GAAP measures are useful to investors in enabling them to better assess changes in Maxim Integrated’s core business across different time periods. These non-GAAP measures are not in accordance with or an alternative to GAAP financial data and may be different from non-GAAP measures used by other companies. Because non-GAAP financial measures are not standardized it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures, even if they have similar names. The non-GAAP measures displayed in the table above include the following:

GAAP Gross Profit Excluding Special Items
The use of GAAP gross profit excluding special items allows management to evaluate the gross margin of the Company’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization. In addition, it is an important component of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP gross profit excluding special items to enable investors and analysts to evaluate our revenue generation performance relative to the direct costs of revenue of Maxim Integrated’s core businesses.

GAAP Operating Expenses Excluding Special Items
The use of GAAP operating expenses excluding special items allows management to evaluate the operating expenses of the Company’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; severance and restructuring, and other operating expenses (income), net. In addition, it is an important component of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP operating expenses excluding special items to enable investors and analysts to evaluate our core business and its direct operating expenses.

GAAP Provision for Income Taxes Excluding Special Items
The use of a GAAP provision for income taxes excluding special items allows management to evaluate the provision for income taxes across different reporting periods on a consistent basis, independent of special items. Special items include the tax impact of pre-tax special items, significant tax audit settlements, significant prior year tax reserve adjustments, significant tax legislation, and significant non-recurring and period specific tax items, which vary in size and frequency.

GAAP Net Income and GAAP Net Income per Share Excluding Special Items
The use of GAAP net income and GAAP net income per share excluding special items allow management to evaluate the operating results of Maxim Integrated’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; severance and restructuring; other operating expenses (income), net; interest and other expense (income), net; and other income tax effects and adjustments. In addition, they are important components of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP net income and GAAP net income per share excluding special items to enable investors and analysts to understand the results of operations of Maxim Integrated’s core businesses and to compare our results of operations on a more consistent basis against that of other companies in our industry.

“Safe Harbor” Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include the Company’s business outlook and financial projections for its third quarter of fiscal 2020 ending March 2020, which includes revenue, gross margin and earnings per share, as well as the Company’s expectation of a return to revenue growth for the Company from the same quarter last year, driven by growth in Communications and Data Center, Industrial, and Automotive markets. These statements involve risk and uncertainty. Actual results could differ materially from those forecasted, based upon, among other things, general market and economic conditions, market developments that could adversely affect the growth of the mixed-signal analog market, product mix shifts, the loss of all or a substantial portion of our sales to one or more of our large customers, customer cancellations and price competition, as well as other risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended June 29, 2019 (the “Form 10-K”). The Form 10-K may be found at https://www.sec.gov/Archives/edgar/data/743316/000074331619000024/0000743316-19-000024-index.htm.

All forward-looking statements included in this news release are made as of the date hereof and based on the information available to the Company as of the date hereof. The Company assumes no obligation to update any forward-looking statement except as required by law.

About Maxim Integrated
Maxim Integrated develops innovative analog and mixed-signal products and technologies to make systems smaller and smarter, with enhanced security and increased energy efficiency. We are empowering design innovation for our automotive, industrial, healthcare, mobile consumer, and cloud data center customers to deliver industry-leading solutions that help change the world. Learn more at http://www.maximintegrated.com.

Source: Maxim Integrated Investor Relations